(a)(30)

ING VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000).

SECOND: At its September 15, 2011 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors (the “Board”) of the Corporation adopted resolutions classifying and designating four hundred million (400,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation as shares of a new portfolio series, as set forth below:

Name of Series	Shares Allocated
ING Emerging Markets Index Portfolio – Adviser Class	100,000,000
ING Emerging Markets Index Portfolio – Class I	100,000,000
ING Emerging Markets Index Portfolio – Class S	100,000,000
ING Emerging Markets Index Portfolio – Class S2	100,000,000

THIRD: The shares designated and classified in Article SECOND of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Section Second (6) of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FOURTH: Immediately prior to the effectiveness of the amendment to the Charter set forth in Article SECOND, the number of shares of each authorized class of Capital Stock was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Australia Index Portfolio	Adviser Class	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class I	100,000,000

ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class S	100,000,000
	Class S2	100,000,000

ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion, one hundred million (8,100,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, eight hundred million (8,800,000,000) shares remaining undesignated and unclassified.

FIFTH: Immediately following the effectiveness of the amendment to the Charter set forth in Article SECOND, the number of shares of each authorized class of Capital Stock of the Corporation will be as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Australia Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Emerging Markets Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000

ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion, five hundred million (8,500,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, four hundred million (8,400,000,000) shares remaining undesignated and unclassified.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	ING Variable Portfolios, Inc.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Name: Huey P. Falgout, Jr., Esq.	Name: Todd Modic
Title: Assistant Secretary	Title: Senior Vice President

Dated: October 19, 2011